SMITH BARNEY CORE PLUS BOND FUND INC.

Supplement Dated February 1, 2006 to Prospectus Dated November 28, 2005

GREENWICH STREET SERIES FUND

Diversified Strategic Income Portfolio

Supplement Dated February 1, 2006 to Prospectus Dated April 30, 2005

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar, investment officers of Citigroup Asset Management Limited (the “sub-adviser”), the sub-adviser for investments in non-U.S. dollar-denominated securities of non-U.S. issuers and currency transactions, will assume portfolio management responsibility for the funds’ investments in these areas.

Mr. Schlichter and Mr. Sanchez-Balcazar are each a portfolio manager of Western Asset Management Company Limited (“Western Asset”), which, like the sub-adviser and Smith Barney Fund Management LLC, the funds’ investment manager, is a subsidiary of Legg Mason, Inc.

Mr. Schlichter joined Western Asset in 2001. Prior to joining Western Asset, he was a director of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001. He has 16 years of investment experience.

Mr. Sanchez-Balcazar joined Western Asset in 2005. Prior to joining Western Asset, he was a fund manager with Merrill Lynch Investment Managers from 2000 to 2004. He has nine years of investment experience.

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